Exhibit 99.1 Building a next-generation company upon the foundation of our collagenase-based therapies JANUARY 2020Exhibit 99.1 Building a next-generation company upon the foundation of our collagenase-based therapies JANUARY 2020

Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including statements regarding BioSpecifics Technologies Corp.’s (the “Company”) strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management and the Board of Directors, expected revenue growth, shareholder value, the timing and occurrence of certain clinical trials, research and development plans, potential indications, FDA approvals and the timing thereof, future partnerships, and the assumptions underlying or relating to such statements, are “forward-looking statements.” The forward- looking statements in this presentation may include statements concerning, among other things: the opportunity for minimally invasive non-surgical treatment for XIAFLEX® in several potential pipeline indications; the expected revenue growth for XIAFLEX® in 2019; the expansion of the market for XIAFLEX® for the treatment of Peyronie’s Disease and Dupuytren’s Contracture through future growth initiatives and the Company’s ability to achieve such initiatives; the timing of Endo Pharmaceutical Inc.’s (“Endo”) BLA submission relating to, the potential FDA approval of, and the potential commercial launch of XIAFLEX® for the treatment of cellulite; the occurrence, timing, and success of future clinical trials relating to the treatment of uterine fibroids with XIAFLEX®; Endo’s interest in currently unlicensed indications; whether XIAFLEX® will be the only FDA-approved nonsurgical therapy for adhesive capsulitis; the projected receipt of payments from Endo and sublicense income payments based on Endo’s partnerships; and the strength of the Company’s intellectual property portfolio. In some cases, these statements can be identified by forward-looking words such as “expect,” “plan,” “anticipate,” “potential,” “estimate,” “can,” “will,” “continue,” “should,” “believe,” “schedule,” “intend,” the negative or plural of these words, and other similar expressions. These forward-looking statements are predictions based on our current expectations and our projections about future events and various assumptions. There can be no assurance that we will realize our expectations or that our beliefs will prove correct. These forward-looking statements involve known and unknown risks, uncertainties, and other factors, which may be beyond our control, and which may cause the actual results, performance, or achievements of the Company to be materially different from future results, performance, or achievements expressed or implied by such forward-looking statements. There are a number of factors that could cause the Company’s actual results to differ materially from those indicated by such forward- looking statements, including, without limitation: the timing of regulatory filings and action; the ability of Endo and its partners to achieve their objectives for XIAFLEX® in their applicable territories; the market for XIAFLEX® in, and timing, initiation, and outcome of clinical trials for, additional indications, which will determine the amount of milestone, royalty, mark-up on cost of goods sold, and license and sublicense income that the Company may receive; the potential of XIAFLEX® to be used in additional indications; and Endo’s modification of its objectives or reallocation of its resources with respect to XIAFLEX®. All forward-looking statements included in this presentation are made as of the date hereof, and are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our Annual Report on Form 10-K for the year ended December 31, 2018, and otherwise in our filings and reports filed with Securities and Exchange Commission. Except as may be required by law, we assume no obligation to update these forward-looking statements. 2Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including statements regarding BioSpecifics Technologies Corp.’s (the “Company”) strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management and the Board of Directors, expected revenue growth, shareholder value, the timing and occurrence of certain clinical trials, research and development plans, potential indications, FDA approvals and the timing thereof, future partnerships, and the assumptions underlying or relating to such statements, are “forward-looking statements.” The forward- looking statements in this presentation may include statements concerning, among other things: the opportunity for minimally invasive non-surgical treatment for XIAFLEX® in several potential pipeline indications; the expected revenue growth for XIAFLEX® in 2019; the expansion of the market for XIAFLEX® for the treatment of Peyronie’s Disease and Dupuytren’s Contracture through future growth initiatives and the Company’s ability to achieve such initiatives; the timing of Endo Pharmaceutical Inc.’s (“Endo”) BLA submission relating to, the potential FDA approval of, and the potential commercial launch of XIAFLEX® for the treatment of cellulite; the occurrence, timing, and success of future clinical trials relating to the treatment of uterine fibroids with XIAFLEX®; Endo’s interest in currently unlicensed indications; whether XIAFLEX® will be the only FDA-approved nonsurgical therapy for adhesive capsulitis; the projected receipt of payments from Endo and sublicense income payments based on Endo’s partnerships; and the strength of the Company’s intellectual property portfolio. In some cases, these statements can be identified by forward-looking words such as “expect,” “plan,” “anticipate,” “potential,” “estimate,” “can,” “will,” “continue,” “should,” “believe,” “schedule,” “intend,” the negative or plural of these words, and other similar expressions. These forward-looking statements are predictions based on our current expectations and our projections about future events and various assumptions. There can be no assurance that we will realize our expectations or that our beliefs will prove correct. These forward-looking statements involve known and unknown risks, uncertainties, and other factors, which may be beyond our control, and which may cause the actual results, performance, or achievements of the Company to be materially different from future results, performance, or achievements expressed or implied by such forward-looking statements. There are a number of factors that could cause the Company’s actual results to differ materially from those indicated by such forward- looking statements, including, without limitation: the timing of regulatory filings and action; the ability of Endo and its partners to achieve their objectives for XIAFLEX® in their applicable territories; the market for XIAFLEX® in, and timing, initiation, and outcome of clinical trials for, additional indications, which will determine the amount of milestone, royalty, mark-up on cost of goods sold, and license and sublicense income that the Company may receive; the potential of XIAFLEX® to be used in additional indications; and Endo’s modification of its objectives or reallocation of its resources with respect to XIAFLEX®. All forward-looking statements included in this presentation are made as of the date hereof, and are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our Annual Report on Form 10-K for the year ended December 31, 2018, and otherwise in our filings and reports filed with Securities and Exchange Commission. Except as may be required by law, we assume no obligation to update these forward-looking statements. 2

Deep CCH Commercial and Development Pipeline Biopharmaceutical company that originated and continues to develop, in collaboration with Endo Pharmaceuticals, a specific collagenase formulation, collagenase clostridium histolyticum (CCH) Collagenases are Collagen is the main structural Local accumulations naturally occurring protein in the extracellular matrix of excess collagen enzymes responsible in the various connective tissues are associated with for the breakdown of the body and is the most a number of medical of collagen abundant protein in mammals conditions 3Deep CCH Commercial and Development Pipeline Biopharmaceutical company that originated and continues to develop, in collaboration with Endo Pharmaceuticals, a specific collagenase formulation, collagenase clostridium histolyticum (CCH) Collagenases are Collagen is the main structural Local accumulations naturally occurring protein in the extracellular matrix of excess collagen enzymes responsible in the various connective tissues are associated with for the breakdown of the body and is the most a number of medical of collagen abundant protein in mammals conditions 3

Multiple Conditions Associated with Collagen Accumulation Approved indications, • Dupuytren’s contracture marketed as XIAFLEX • Peyronie’s disease • Cellulite Filed for FDA approval • Adhesive Capsulitis Potential future (frozen shoulder) indications include • Plantar Fibromatosis • Uterine Fibroids 4Multiple Conditions Associated with Collagen Accumulation Approved indications, • Dupuytren’s contracture marketed as XIAFLEX • Peyronie’s disease • Cellulite Filed for FDA approval • Adhesive Capsulitis Potential future (frozen shoulder) indications include • Plantar Fibromatosis • Uterine Fibroids 4

Profitable Company with Strong Balance Sheet to Support Future Growth Initiatives Profitable with lean corporate structure and strong balance sheet Seeking to partner with companies that possess ~$98M $9.4M 0 interesting new technologies in cash as of 9/30/19 3Q19 royalties Debt and products in related received from Endo specialty markets sales of XIAFLEX 5Profitable Company with Strong Balance Sheet to Support Future Growth Initiatives Profitable with lean corporate structure and strong balance sheet Seeking to partner with companies that possess ~$98M $9.4M 0 interesting new technologies in cash as of 9/30/19 3Q19 royalties Debt and products in related received from Endo specialty markets sales of XIAFLEX 5

Diverse Development Pipeline Indication Preclinical Phase 1 Phase 2 Phase 3 Marketed APPROVED INDICATIONS Dupuytren’s Contracture Peyronie’s Disease FILED FOR APPROVAL Cellulite POTENTIAL FUTURE INDICATIONS Adhesive Capsulitis Uterine Fibroids Plantar Fibromatosis Source: Endo International plc 6Diverse Development Pipeline Indication Preclinical Phase 1 Phase 2 Phase 3 Marketed APPROVED INDICATIONS Dupuytren’s Contracture Peyronie’s Disease FILED FOR APPROVAL Cellulite POTENTIAL FUTURE INDICATIONS Adhesive Capsulitis Uterine Fibroids Plantar Fibromatosis Source: Endo International plc 6

® Marketed XIAFLEX Indications 7® Marketed XIAFLEX Indications 7

Peyronie's Disease

Characterized by presence of a collagen plaque on the shaft of the penis

- Can distort an erection and make sexual intercourse difficult or even impossible in advanced cases
- In some mild cases, the plaque can resolve spontaneously without medical intervention
- In severe cases, the penis can be bent at a 90-degree angle during erection

XIAFLEX is the first and only FDA- and EMA-approved biologic therapy indicated for the treatment of Peyronie's disease in men with a palpable plaque and a curvature of 30 degrees or greater at the start of therapy.

XIAFLEX®
collagenase clostridium histolyticum

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Dupuytren’s Contracture • Onset is characterized by the formation of nodules at the juncture between the fingers and palm that Deforming condition of are composed primarily of collagen the hand in which one • As the disease progresses, collagen nodules begin to or more fingers contract form a cord causing the patient’s finger(s) to contract, making it impossible to open the hand fully toward the palm XIAFLEX is the first and only FDA- and EMA-approved nonsurgical treatment for Dupuytren's contracture patients with a palpable cord 9Dupuytren’s Contracture • Onset is characterized by the formation of nodules at the juncture between the fingers and palm that Deforming condition of are composed primarily of collagen the hand in which one • As the disease progresses, collagen nodules begin to or more fingers contract form a cord causing the patient’s finger(s) to contract, making it impossible to open the hand fully toward the palm XIAFLEX is the first and only FDA- and EMA-approved nonsurgical treatment for Dupuytren's contracture patients with a palpable cord 9

CCH Development Pipeline 10CCH Development Pipeline 10

Cellulite

Skin dimpling occurring mainly on the buttocks, thighs and lower abdomen and arms

- Affects **~85-90%** of post-pubertal females
- Currently no FDA approved pharmaceutical products to address fibrous septae primarily composed of collagen
- Total U.S. aesthetics market **$15B**, total U.S. aesthetics injectables market **$3.5B**

FDA Status

- Endo announced BLA accepted for review by FDA in November 2019
- July 2020 PDUFA date

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Uterine Fibroids

Benign tumors in the reproductive tract that contain large amounts of collagen

- Cause pelvic discomfort and pain, decreased fertility, pregnancy complications, increased rate of miscarriage, uterine bleeding, prolonged menstrual bleeding and frequent urination
- Leading cause of hysterectomies in the U.S., accounting for ~250,000 hysterectomies and 30,000 myomectomies each year

- **Phase 1 data:** safety and statistically significant reductions in collagen content compared to control fibroids with a median reduction of 39 percent (p<0.05), as well as a 21 percent average reduction in density of collagen bundles
- Analyzing the full Phase 1 data to guide the design of future studies of collagenase clostridium histolyticum (CCH) for the treatment of uterine fibroids.

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BSTC Corporate Overview 13BSTC Corporate Overview 13

Profitable on an Ongoing Basis: Financial Highlights from 3Q19 For the nine months ended (unaudited) 09/30/2019 09/30/2018 Cash and equivalents, and investments $98,351,545 $76,978,545 Income Statement Revenues $26,424,380 $23,108,264 Other income 1,471,489 947,997 Costs and expenses (7,067,404) (6,915,310) Provision for income taxes (3,712,477) (3,271,366) Net income $ 17,115,988 $ 13,869,585 Earnings per share: Basic $ 2.34 $ 1.92 Diluted $ 2.33 $ 1.89 Shares used in computation of earnings per share: Basic 7,306,665 7,230,106 Diluted 7,347,701 7,327,029 7.3 million shares outstanding as of 09/30/19 14Profitable on an Ongoing Basis: Financial Highlights from 3Q19 For the nine months ended (unaudited) 09/30/2019 09/30/2018 Cash and equivalents, and investments $98,351,545 $76,978,545 Income Statement Revenues $26,424,380 $23,108,264 Other income 1,471,489 947,997 Costs and expenses (7,067,404) (6,915,310) Provision for income taxes (3,712,477) (3,271,366) Net income $ 17,115,988 $ 13,869,585 Earnings per share: Basic $ 2.34 $ 1.92 Diluted $ 2.33 $ 1.89 Shares used in computation of earnings per share: Basic 7,306,665 7,230,106 Diluted 7,347,701 7,327,029 7.3 million shares outstanding as of 09/30/19 14

Corporate Outlook and Upcoming Milestones

Continue to receive royalty revenues from partner Endo for both marketed XIAFLEX indications; Peyronie's disease and Dupuytren's contracture

- Endo expects 2019 full year revenue growth to be approximately 20%
- IP through 2028

Opportunistic about Business Development opportunities

- Expanding BioSpecifics beyond XIAFLEX
- Partner with companies that possess interesting new technologies and products in specialty markets

Continue to advance diverse development pipeline

- BLA for cellulite accepted for FDA review in November 2019, Endo expects a commercial approval in 2H20
- Continue to analyze the full Phase 1 data to guide the design of future studies for uterine fibroids

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Building a next-generation company upon the foundation of our collagenase-based therapies JANUARY 2020Building a next-generation company upon the foundation of our collagenase-based therapies JANUARY 2020